UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

955 Chesterbrook Boulevard, Suite 110

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

In connection with the Annual Meeting, there were 97,863,990 shares outstanding as of the March 16, 2020 record date, of which 74,154,314 shares, or approximately 76%, were present or represented by proxy at the Annual Meeting. With respect to the matters submitted for a vote of stockholders at the Annual Meeting: (i) Proposal 1: each of the Class I directors nominated were elected to serve until the expiration of their term as provided in the proxy statement, (ii) Proposal 2: the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified, (iii) Proposal 3: approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers as disclosed in the proxy statement was approved, and (iv) Proposal 4: approval, on a non-binding advisory basis, of the frequency of future voting on the non-binding advisory vote on the compensation of the Company's named executive officers as disclosed in the proxy statement, was approved to be held every year. Proposal 5 was withdrawn at the meeting and no votes were taken on Proposal 5. Set forth below are the voting results for each of the four proposals that were put to vote at the Annual Meeting.

Proposal 1 — Election of Directors

The following three Class I directors were elected to serve for three-year terms until the 2023 annual meeting of stockholders and until their respective successors are elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Carrie L. Bourdow	33,250,001	1,275,256	39,629,057
Anne M. Phillips, M.D.	32,876,157	1,649,100	39,629,057
Barbara Yanni	33,498,001	1,027,256	39,629,057

Proposal 2 — Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes
69,707,088	530,557	3,916,669	0

Proposal 3 — Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement.

For	Against	Abstain	Broker Non-Votes
27,281,170	5,965,462	1,278,625	39,629,057

Proposal 4 — Approval, on a non-binding advisory basis, of the frequency of future voting on the non-binding advisory vote on the compensation of the Company's named executive officers as disclosed in the proxy statement.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
31,128,911	807,174	898,815	1,690,357	0

Proposal 5 – Withdrawn

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: May 15, 2020	By:	/s/ Barry Shin
Barry Shin
Senior Vice President, Chief Financial Officer